UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 3, 2006


                          CAPTECH FINANCIAL GROUP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)

000-50057                                                   59-1019723
---------                                                   ----------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

             2436 North Federal Highway, Lighthouse Point, FL 33064
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 954-472-7971


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

None

Item 1.02 Termination of a Material Definitive Agreement

None

Item 1.03 Bankruptcy or Receivership

None


                        SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

None

Item 2.02 Results of Operations and Financial Condition

None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

None

Item 2.05 Costs Associated with Exit or Disposal Activities

None

Item 2.06 Material Impairments

None

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

None

Item 3.02 Unregistered Sales of Equity Securities

None

Item 3.03 Material Modification to Rights of Security Holders

None


            SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL
                                   STATEMENTS

Item 4.01 Changes in Registrant's Certifying Account

Larry Wolfe, Certified Public Accountant, former auditor for the Company, resigned as auditor on May 3, 2006. Jaspers + Hall, PC was subsequently engaged as auditor for Company.

The Change of Accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

In connection with audit of the two most recent fiscal years and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

The audit report by Larry Wolfe, Certified Public Accountant, for the period ended December 31, 2004 and December 31, 2003, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Registrant as a going concern. Otherwise, the audit report by Larry Wolfe, Certified Public Accountant for the period December 31, 2004 and December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

None.

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

None

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

None

Item 5.06 Change in Shell Company Status

None


                       SECTION 6 ASSETS-BACKED SECURITIES


Item 6.01 ABS Informational and Computational Material

None

Item 6.02 Change of Servicer or Trustee

None

Item 6.03 Change in Credit Enhancement or Other External Support

None

Item 6.04 Failure to Make a Required Distribution

None

Item 6.05 Securities Act Updating Disclosure

None



                            SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

None


                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

None


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

      A.  Financial Statements - None

      B.  Exhibits:  16 Resignation of Larry Wolfe, Certified Public Accountant
                     23.1 Consent of Larry Wolfe, Certified Public Accountant
                     23.2 Consent of Jaspers + Hall, PC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 7, 2006                                CAPTECH FINANCIAL GROUP, INC.


                                                  By: Wesley F. Whiting
                                                      -----------------
                                                      Wesley F. Whiting, CEO